UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 17, 2023, Envoy Medical, Inc. (formerly known as Anzu Special Acquisition Corp I) (the “Company”) and Envoy Medical Corporation (“Legacy Envoy”) entered into an agreement (as amended to date, the “Forward Purchase Agreement”) with Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”), Meteora Select Trading Opportunities Master, LP (“MSTO”) and Meteora Strategic Capital, LLC (“MSC” and, collectively with MSOF, MCP and MSTO, the “Meteora FPA Parties”) for an OTC Equity Prepaid Forward Transaction. Pursuant to the terms of the Forward Purchase Agreement, among other things, the Company issued 3,874,394 warrants (the “Shortfall Warrants”) to purchase up to 3,874,394 shares (the “Shortfall Warrant Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) at an exercise price of $10.46 per share. On November 27, 2023, the Company and the Meteora FPA Parties entered into a Common Stock Purchase Warrant (the “Common Stock Purchase Warrant”), pursuant to which the Company issued to the Meteora FPA Parties Shortfall Warrants to purchase up to 3,874,394 shares of Common Stock.

On July 29, 2024, the Company and the Meteora FPA Parties entered into an Amendment to the Forward Purchase Agreement to change the exercise price of certain of the Shortfall Warrants (the “FPA Amendment”). Prior to the FPA Amendment, exercise price of the Shortfall Warrants was determined based on a volume weighted average price (VWAP) formula, subject to a $4.00 floor (the “Exercise Price Floor”), which may be reduced in certain circumstances. Pursuant to the FPA Amendment, the Exercise Price Floor is set at $2.00 for 1,000,000 of the Shortfall Warrants and $3.00 for an additional 1,000,000 Shortfall Warrants, with the remainder of the Shortfall Warrants retaining the $4.00 Exercise Price Floor.

The issuance and resale of the Shortfall Warrant Shares and the resale of the Shortfall Warrants have been registered pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-276590), which was declared effective by the U.S. Securities and Exchange Commission on May 2, 2024.

The foregoing description of the FPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the FPA Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amendment to Forward Stock Purchase Agreement, between the Meteora FPA Parties and the Company, dated July 29, 2024.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2024	ENVOY MEDICAL, INC.

	By:	/s/ David R. Wells
David R. Wells
Chief Financial Officer

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